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                                                                       EXHIBIT 7

                                 POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 5 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-6 (Reg. No. 33-77470) of The American Franklin Life Insurance Company and Separate Account VUL-2 of The American Franklin Life Insurance Company in connection with the registration of units of interest in Separate Account VUL-2 issued under EquiBuilder III-TM- flexible premium variable life insurance policies, and (b) any and all amendments (including any further Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


        Signature                       Title                       Date
        ---------                       -----                       ----


 /s/ Earl W. Baucom
------------------------
     Earl W. Baucom       Senior Vice President, Chief         January 13, 1998
                          Financial Officer, Treasurer
                          (principal financial officer and
                          principal accounting officer) and
                          Director


 /s/ Robert M. Beuerlein
------------------------
     Robert M. Beuerlein  Director                             January 14, 1998



 /s/ Brady W. Creel
------------------------
     Brady W. Creel       Director                             January 14, 1998


------------------------
   James S. D'Agostino    Director                               ________, 1998



------------------------
     Robert M. Devlin     Director                               ________, 1998


 /s/ Ross D. Friend
------------------------
     Ross D. Friend       Senior Vice President, General       January 19, 1998
                          Counsel and Assistant Secretary


------------------------
  Rodney O. Martin, Jr.   Director                               ________, 1998



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        Signature                       Title                       Date
        ---------                       -----                       ----


------------------------
      Jon P. Newton       Director                                ________, 1998


 /s/ Gary D. Reddick
------------------------
     Gary D. Reddick      Director                              January 23, 1998



 /s/ William A. Simpson
------------------------
     William A. Simpson   Chairman of the Board and             January 19, 1998
                          President (principal executive
                          officer)


   /s/ Peter V. Tuters
------------------------
       Peter V. Tuters    Director                              February 9, 1998


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